UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 20, 2006
Commission File Number: 1-5273-1
Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)
(212) 757- 3300

(Registrant’s telephone number, including area code)
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

ITEM 7.01
REGULATION FD DISCLOSURE

ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

EXHIBIT INDEX

PRESS RELEASE

ITEM 7.01
REGULATION FD DISCLOSURE
On March 20, 2006, the Company issued a press release announcing that it has signed an agreement to acquire the business and assets of PL Services, L.P.  The Company’s press release is included as Exhibit 99.1.
ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99.1	Press release dated March 20, 2006. The press release is furnished pursuant to Item 7.01, except that the first paragraph of the press release shall be deemed “filed” for purposes of the Securities Exchange Act of 1934 rather than furnished pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DATE: March 21, 2006

BY:	/s/ JOHN W. TIETJEN

JOHN W. TIETJEN Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99.1	Press Release dated March 20, 2006